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                                                                  Exhibit 23.1




                      CONSENT OF INDEPENDENT AUDITORS


            We consent to the use of our report dated September 30, 1996, accompanying the financial statements of the Dean Witter Select Equity Trust Select 5 Industrial Portfolio 96-4, included herein and to the reference to our Firm as experts under the heading "Auditors" in the prospectus which is a part of this registration statement.

                                          Deloitte & Touche LLP
                                          Deloitte & Touche LLP
September 30, 1996
New York, New York